Exhibit 10.8

FORM OF PATENT RIGHT ASSIGNMENT AGREEMENT

[Unofficial English Translation]

ASSIGNOR: Tuanfang Liu 362429197211134333

Address: 2 Xia’an, Zhongzhou Village, Zhouhu Town, Anfu County, Ji’an City, Jiangxi Province

ASSIGNEE: Shenzhen Yi Jia Technology Co., Ltd.

Address: 1-4/F, Building B3, 14 Jian’an Road, Shajing Sub-district, Bao’an District, Shenzhen City, Guangdong Province

Both parties hereby enter into the following agreement after reaching a consensus pertaining to the assignment of the utility patent “_________” (name of the patent) through friendly discussions:

1.	The Assignor agrees to assign the ownership of the following utility patent to the Assignee at no cost:

Name of patent: ___________________

Application number: ________________

Patent application date: _____________

Assignment fee: Gratuitous assignment

2.	After this Agreement is signed and enters into force, the Assignor shall cease the use of the patent with immediate effect, and the ownership of the patent shall belong only to the Assignee. The Assignee shall be responsible for all legal issues pertaining to the patent.

3.	All disputes between both parties that arise in the performance of this Agreement shall be resolved through friendly consultation. If both parties are unable to resolve the dispute, they may file a lawsuit in the People’s Court in Shenzhen.

4.	This Agreement is prepared in triplicate. Both parties shall hold one copy each; one copy shall be used for the patent assignment application. This Agreement shall enter into force after it is signed and sealed by both parties.

ASSIGNOR (Seal, Signature):	ASSIGNEE (Seal, Signature):
/s/ Tuanfang Liu	Shenzhen Yi Jia Technology Co., Ltd.
(Seal Affixed)

Date of signing: __________ (Date)	Date of signing: __________ (Date)